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POLICY CHANGE - APPLICATION PART 1
UNDERWRITING REQUIRED

                                                                  MINNESOTA LIFE

MINNESOTA LIFE INSURANCE COMPANY - Individual Life Policy Administration 400 Robert Street North - St. Paul, Minnesota 55101-2098

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
                     Policy number(s)                                       Insured name (last, first, middle)
A. REQUEST
   INFORMATION       ____________________________________________________   ________________________________________________________
                     Money submitted with application                       Effective date of change

   MAKE ALL CHECKS   $______________________                                |_| Current Date |_| Date Of Next APP Draw
   PAYABLE TO
   MINNESOTA LIFE.   |_| Receipt Given                                      |_| Other (Indicate mm/yy and reason)___________________

B. OWNER             Owner name (last, first, middle)                                          Social Security/tax ID number
   INFORMATION
                     _______________________________________________________________________________________________________________
                     Telephone number   |_| Home       E-mail address
                                        |_| Business   _______________________

C. ADDRESS           |_| Change Owner Home Address
   ADJUSTMENTS       |_| Add/Change Mailing Address
                         |_| Premium Notices Only      |_| All Correspondence Other Than Premium Notice   |_| All Mail

                     _______________________________________________________________________________________________________________
                     Name (last, first, middle)

                     _______________________________________________________________________________________________________________
                     Address

                     _______________________________________________________________________________________________________________
                     City                                                       State                       Zip

                     ________________________________________________________   _________________________   ________________________

D. FACE AMOUNT       |_| Change Face Amount: $_________________________________
   ADJUSTMENTS           (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)

                     |_| Cost Of Living Alternate Exercise   |_| Face Amount Increase Agreement/AIO/AIOW Exercise
                     |_| Inflation Rider Exercise                |_| Alternate Option Date:__________________ (Attach Proof)

E. PREMIUM AND       PREMIUM ADJUSTMENT
   BILLING           |_| Change Total ANNUAL Planned Premium Amount: $______________________
   INFORMATION           (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                     PAYMENT METHOD

                     |_| Annual        |_| Monthly Automatic Payment Plan (APP) Plan Number: ________________
                                           (If new plan, submit APP Authorization)

                     |_| Semi-Annual   |_| List Bill Plan Number: ________________
                                           (If new plan, submit List Bill form)

                     |_| Quarterly     |_| Payroll Deduction Plan (PRD) Plan Number: ________________

                     NON-REPEATING PREMIUM (NRP)
                        Regular NRP $_____________   |_| Increase Face By   |_| Do Not Increase Face By
                        ($500 minimum required)          NRP Amount             NRP Amount

                     BILLABLE NON-REPEATING PREMIUM (BILLABLE NRP)
                     (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                        Total Annual Billable NRP $____________
                        (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                        Payment Method

                           |_| Annual        |_| Monthly Automatic Payment Plan (APP) Plan Number ________________
                                                 (If new plan, submit APP Authorization)

                           |_| Semi-Annual   |_| Payroll Deduction Plan (PRD) Plan Number ________________

                           |_| Quarterly

                     1035 EXCHANGE                           |_| Yes |_| No
                     (Submit 1035 Exchange Agreement form)

F. PLAN              |_| Change Plan Of Insurance:   |_| Life At Age: __________  |_| Protection To Age: __________
   ADJUSTMENTS           (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
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
G. PARTIAL           |_| Partial Surrender For Cash ($500 minimum)   |_| Partial Surrender To Eliminate Policy Loan
   SURRENDERS            $__________________  OR |_| Max Amount          (Dividend additions and accumulations will be
                                                     Allowable           surrendered first.)

                         |_| Maintain Face Amount                        |_| Maintain Face Amount With Underwriting
                         |_| Reduce Face Amount                          |_| Reduce Face Amount

                     IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO WITHHOLD 10%
                     OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL PARTIAL SURRENDERS AND LOAN
                     ELIMINATIONS WITH TAXABLE GAIN.

                     |_| Yes, I elect withholding   |_| No, I do not elect withholding

H. CONVERSIONS       |_| Convert Term Insurance At Attained Age   |_| Partial Conversion Amount: $________________
                                                                      |_| Retain Balance  |_|  Surrender Balance
                         Select Product:
                         |_| Variable Adjustable Life                                     |_| Adjustable Life Legend
                         |_| Variable Adjustable Life Horizon                             |_| Adjustable Life
                         |_| Eclipse Indexed Life                                         |_| Adjustable Life Summit
                             (Indicate definition of Death Benefit Qualification Test):   |_| Other
                             |_| Guideline Premium Test (GPT)                                 ___________________________
                             |_| Cash Value Accumulation Test (CVAT)

                         For Eclipse Indexed product, the Death Benefit Qualification Test defaults to GPT if none selected.

                         For Variable Adjustable and Eclipse Indexed products, the Death Benefit Option defaults to Cash/Level if none selected.

                         For Adjustable products, the Dividend Option defaults to Policy Improvement if none selected.

                     |_| Convert Term Insurance Into Existing Policy
                         Existing Policy Number: ___________________________

                     |_| Convert Term Agreement
                         Term Agreement: _________________________________   Insured Name: _________________________________

                     AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION, IF AVAILABLE FOR THE PRODUCT,
                     UNLESS INDICATED HERE: |_| Omit Automatic Premium Loan

I. ROLLOVERS         |_| Rollover At Attained Age Select Product   |_| Combine Policies And Rollover At Attained Age

                         Select Product:
   IF COMBINING          |_| Variable Adjustable Life     |_| Adjustable Life
   POLICIES WITH         |_| Other_____________________   |_| Other_____________________
   DIFFERENT
   BENEFICIARIES,        For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
   SUBMIT
   BENEFICIARY           For Adjustable products, the Dividend Option defaults to Policy Improvement if none selected.
   CHANGE FORM.

                     AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT ROLLOVER UNLESS INDICATED HERE:

                     |_| Omit Automatic Premium Loan

J. OTHER             |_| Change Death Benefit Option To:                                            |_| Change Dividend Option To:
   ADJUSTMENTS           |_| Cash/Level   |_| Protection/Increasing (generally requires underwriting)
                         |_| Sum of Premiums

                     |_| Remove/Reconsider Rating
                         |_| Maintain current annual premium
                         |_| Reduce current annual premium

                     |_| Add Non-Smoker/Non-Tobacco Designation

                         1. Do you currently smoke any cigarettes or have you smoked any    |_| Yes |_| No
                            cigarettes in the past 12 months?

                         2. Do you currently use any tobacco or have you used any tobacco   |_| Yes |_| No
                            in the past 12 months?

                         I understand that a material misrepresentation, including but not limited to, statements regarding my smoking status, may result in the cancellation of insurance and non-payment of any claim.

                     |_| Reinstate

                         I understand that this application will be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to representations in this application, from the date of reinstatement for the time period stated in the incontestable provision of the policy.
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
K. ADDITIONAL          |_| MAINTAIN Current Annual Premium             |_| CHANGE Current Annual Premium Accordingly
   BENEFITS AND
   AGREEMENTS
                                                                                   DECREASE     NEW
                                                                      ADD  REMOVE   AMOUNT    AMOUNT
   SELECT ONLY THOSE   Additional Insured Agreement                   |_|    |_|      |_|    $______
   AGREEMENTS          (Complete Family Term Application)
   AVAILABLE ON THE
   PRODUCTS APPLIED    Additional Term Protection                            |_|
   FOR.
                       Adjustable Survivorship Life Agreement         |_|    |_|      |_|    $______
                       (Complete Application for Designated Life)
                       Designated Life ____________________________

                       Automatic Premium Loan                         |_|    |_|             $______

                       Business Continuation Agreement                |_|    |_|      |_|    $______
                       (Complete Application for Designated Life)

                       Cost of Living Agreement                       |_|    |_|

                       Face Amount Increase Agreement                 |_|    |_|      |_|    $______

                       Family Term - Children's Agreement             |_|    |_|      |_|    $______
                       (Complete Family Term Application)

                       Family Term - Spouse Agreement                 |_|    |_|      |_|    $______
                       (Complete Family Term Application)
                       Designated Life ____________________________

                       Guaranteed Protection Waiver                   |_|    |_|

                       Inflation Agreement                            |_|    |_|

                       Policy Enhancement Rider                       |_|    |_|      |_|    ______%
                       (Indicate a whole number from 3 to 10%)

                       Death Benefit Guarantee Agreement              |_|    |_|

                       Waiver of Premium Agreement                    |_|    |_|

                       Waiver of Charges Agreement                    |_|    |_|

                       Other: _____________________________________   |_|    |_|      |_|

L. LIFE INSURANCE      Does the proposed insured have any life insurance or annuity in force or pending,      |_| Yes  |_| No
   IN FORCE AND        including life insurance sold or assigned to a life settlement, viatical or secondary
   REPLACEMENT         market provider? If yes, provide details below.

   SUBMIT APPROPRIATE  Has there been or will there be replacement of any existing life insurance or          |_| Yes  |_| No
   REPLACEMENT FORMS   annuity, as a result of this application? (Replacement includes, but is not
   (NOT NEEDED IF      limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
   REPLACING GROUP     change to any existing life insurance or annuity.) If yes, provide details below.
   COVERAGE).

                       LIFE INSURANCE IN FORCE

                                                   YEAR                      WILL IT BE
                       FULL COMPANY NAME  AMOUNT  ISSUED         TYPE         REPLACED?
                       ----------------------------------------------------------------
                                                          |_| Individual or
                                                          |_| Group            |_| Yes

                                                          |_| Personal or      |_| No
                                                          |_| Business

                                                          |_| Individual or
                                                          |_| Group            |_| Yes

                                                          |_| Personal or      |_| No
                                                          |_| Business

                                                          |_| Individual or
                                                          |_| Group            |_| Yes

                                                          |_| Personal or      |_| No
                                                          |_| Business
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
M. INSURED             Driver's license number  State of issue   Expiration date
   UNDERWRITING
   INFORMATION         Birthplace (state or, if outside the US, country)

                       Occupation               Income


                       1.  Is the proposed insured a US citizen?                                                      |_| Yes |_| No
                           If no, citizen of ____________________________
                           Indicate visa type ___________________________

                       2.  Does the insured plan to travel or reside outside the US in the next two years?            |_| Yes |_| No
                           If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:

                           ____________________________________________________________________

                           ____________________________________________________________________

                       3.  Has the insured within the last five years, or does the proposed insured plan to           |_| Yes |_| No
                           engage in piloting a plane? If yes, complete the Military and Aviation Statement.

                       4.  Has the insured within the last five years, or does the proposed insured plan to           |_| Yes |_| No
                           engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete the Sports and
                           Avocation Statement.

                       5.  Is the insured in the Armed Forces, National Guard, or Reserves?                           |_| Yes |_| No
                           If yes, complete the Military and Aviation Statement.

                       6.  Has the insured applied for insurance within the last six months?                          |_| Yes |_| No
                           If yes, provide details below.

                       7.  Has the insured applied for life insurance in the past five years that was declined        |_| Yes |_| No
                           or rated? If yes, provide details below.

                       8.  Has the insured, within the past ten years, been convicted of a driving while              |_| Yes |_| No
                           intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.

                       9.  Except for traffic violations, has the insured ever been convicted of a misdemeanor        |_| Yes |_| No
                           or felony? If yes, provide dates and details below.

N. ADDITIONAL
   REMARKS

O. HOME OFFICE         HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                       Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                       IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.
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